                        LETTER OF TRANSMITTAL AND PROXY

                                  RELATING TO

                   SHARES OF 4.50% SERIES OF PREFERRED STOCK

                                       OF

                       THE NARRAGANSETT ELECTRIC COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                          NEW ENGLAND ELECTRIC SYSTEM,

                            DATED NOVEMBER 6, 1997,
                      FOR PURCHASE AT A PURCHASE PRICE OF
                                $42.86 PER SHARE

                                     AND/OR

                     VOTED PURSUANT TO THE PROXY STATEMENT,
                            DATED NOVEMBER 6, 1997,

                                       OF

LOGO                       THE NARRAGANSETT ELECTRIC COMPANY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME,
   ON FRIDAY, DECEMBER 12, 1997, UNLESS THE OFFER IS EXTENDED (THE EXPIRATION
                                     DATE).

    THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, DECEMBER 12, 1997, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

             To: IBJ Schroder Bank & Trust Company (the Depositary)

                              By First-Class Mail:

                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                        Attn: Reorganization Department

                                 By Facsimile:

                                 (212) 858-2611
                         By Hand or Overnight Delivery:

                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                        Attn: Reorganization Department
                       Securities Processing Window SC-1

                                  To Conform:

                                 (212) 858-2103

                                   ATTENTION

     THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED BY BOTH (1) PREFERRED SHAREHOLDERS WHO ARE TENDERING AND VOTING SHARES PURSUANT TO THE OFFER AND (2) PREFERRED SHAREHOLDERS WHO ARE ONLY VOTING ON THE PROPOSED AMENDMENT AND NOT TENDERING SHARES.

     ANY PREFERRED SHAREHOLDER WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL AND PROXY SHOULD CONTACT THE INFORMATION AGENT AT (800) 223-2064 (TOLL FREE) AND FOR BANKS AND BROKERS (212) 440-9800 (CALL COLLECT).

     All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Offer to Purchase and Proxy Statement.

     PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. NEW ENGLAND ELECTRIC SYSTEM, A MASSACHUSETTS VOLUNTARY ASSOCIATION (NEES), WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE NARRAGANSETT ELECTRIC COMPANY, A RHODE ISLAND CORPORATION AND A DIRECT UTILITY SUBSIDIARY OF NEES (NARRAGANSETT), WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

     PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON NOVEMBER 12, 1997 (THE RECORD DATE) AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER ON THE RECORD DATE OF SUCH SHARES. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES NOVEMBER 10, 1997 AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE, TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW. IF SHARES ARE NOT BEING TENDERED, YOU NEED ONLY COMPLETE THE BOXES BELOW TITLED "PROXY" (OR, IF APPLICABLE, "IRREVOCABLE PROXY") AND "SIGNATURES(S) OF REGISTERED HOLDER(S)" AND THE SUBSTITUTE FORM W-9.

The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

PLEASE COMPLETE:

                                     PROXY

     The undersigned hereby appoints John G. Cochrane, Craig L. Eaton, Richard Nadeau, and Robert King Wulff, and each of them, proxies, with full power of substitution, to represent the shareholder(s) at the Special Meeting to be held on December 12, 1997, and at any and all adjournments thereof, and to vote thereat the number of shares (Shares) of 4.50% Series of Preferred Stock of the Narragansett Electric Company (Narragansett) which the shareholder(s) would be entitled to vote if then personally present, with all the powers the shareholder(s) would then possess, but especially, without limiting the foregoing, to vote as specified herein on the proposal set forth in the proxy statement.

NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

     THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NARRAGANSETT. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1.

     INDICATE YOUR VOTE BY AN (X).   THE BOARD OF DIRECTORS OF NARRAGANSETT
RECOMMENDS VOTING FOR ITEM 1.

     HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE "FOR" THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

ITEM 1.

     To delete in its entirety subparagraph 10(d) from the Preferred Stock Provisions (as previously amended) of Narragansett, limiting Narragansett's ability to issue unsecured indebtedness.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

NOTE: IF SHARES ARE BEING VOTED "FOR" THE PROPOSED AMENDMENT, THE SUBSTITUTE FORM W-9 BELOW SHOULD BE COMPLETED TO AVOID BACK-UP WITHHOLDING ON THE SPECIAL CASH PAYMENT.

     SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED "FOR" THE PROPOSED AMENDMENT AND OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF NARRAGANSETT, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Any holder of Shares held of record on the Record Date in the name of another holder must establish, to the satisfaction of Narragansett, such holder's entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

     Please check box if you plan to attend the Special Meeting.  [ ]

PLEASE COMPLETE IF APPLICABLE:
--------------------------------------------------------------------------------
                       DESCRIPTION OF SHARES TENDERED(1)

---------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE USE PRE ADDRESSED LABEL OR FILL IN, IF
  BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE              SHARE CERTIFICATE(S) AND SHARE(S) TENDERED/VOTED
     CERTIFICATE(S) AND SHARE(S) TENDERED)                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)(1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                     TOTAL NUMBER                         SHARES NOT
                                                                      OF SHARES                          TENDERED BUT
                                                                     REPRESENTED          NUMBER         AS TO WHICH
                                                SHARE CERTIFICATE      BY SHARE         OF SHARES          PROXIES
                                                   NUMBER(S)(2)   CERTIFICATE(S)(2)    TENDERED(3)        GIVEN ONLY
                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------
                                                  Total Shares:
---------------------------------------------------------------------------------------------------------------------

 (1) If tendering or voting Share(s), please fill in table exactly as information appears on the Certificate(s).

 (2) Need not be completed by Preferred Shareholders tendering by book-entry transfer.

 (3) Unless otherwise indicated, it will be assumed that all Shares represented by any Certificate(s) delivered to the Depositary are being tendered and a proxy is being delivered. See Instruction 4. You must vote "FOR" the Proposed Amendment with respect to any Shares tendered.
--------------------------------------------------------------------------------

NOTE: IF YOU ARE DELIVERING A PROXY BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES.

PLEASE COMPLETE IF APPLICABLE:

                     SIGNATURE(S) OF REGISTERED HOLDER(S)*
-------------------------------------------------------------------------------
                                  (SIGNATURE)
-------------------------------------------------------------------------------
                                  (SIGNATURE)

Dated:
------------------------------------------------------------------------------,
1997

                                                                        Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

                                                          Capacity (full title):
--------------------------------------------------------------------------------

                                                                        Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                            Daytime Area Code and Telephone No.:
                ----------------------------------------------------------------

* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                                                           Authorized Signature:
--------------------------------------------------------------------------------

                                                                           Name:
--------------------------------------------------------------------------------

                                                                   Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

                                                                Address of Firm:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                                    Area Code and Telephone No.:
       -------------------------------------------------------------------------

Dated:
-------------------------------------------------------------------------------,
1997

     IF SELLING SHARES ON OR AFTER NOVEMBER 10, 1997, A RECORD HOLDER MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY.

     PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS NOT A HOLDER OF RECORD ON NOVEMBER 12, 1997.

--------------------------------------------------------------------------------

                              IRREVOCABLE PROXY *
                         WITH RESPECT TO SHARES OF THE
                4.50% SERIES OF PREFERRED STOCK (THE SHARES) OF
                THE NARRAGANSETT ELECTRIC COMPANY (NARRAGANSETT)

     The undersigned hereby irrevocably appoints:

                      ------------------------------------
                        TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on November 12, 1997, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

     This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

     This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

     All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigned of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and Narragansett upon the terms and subject to the conditions of the Offer.

                         DESCRIPTION OF PREFERRED STOCK

  CERTIFICATE NUMBER(S)                          AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                          OF SHARES
--------------------------                       ----------------
1.
  ------------------------                  --------------------------
2.
  ------------------------                  --------------------------
3.
  ------------------------                  --------------------------
                                  Total
                                            --------------------------

---------------
* This irrevocable proxy must be signed on the next page to be effective.
--------------------------------------------------------------------------------

                               IRREVOCABLE PROXY
                SIGNATURE(S) OF RECORD OR AUTHORIZED SIGNATORY*
-------------------------------------------------------------------------------
                                  (SIGNATURE)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Dated:
-------------------------------------------------------------------------------,
       1997
Tax Identification or Social Security No(s)
-------------------------------------------------------------
-------------------------------------------------------------------------------
                                  (SIGNATURE)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Dated:
--------------------------------------------------------------------------, 1997
Tax Identification or Social Security No(s)
-------------------------------------------------------------
* Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Record Date on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
                  --------------------------------------------------------------
Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title):
                  --------------------------------------------------------------
Name of Firm:-------------------------------------------------------------------
                                 (PLEASE PRINT)
Address of Firm:
              ------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:
                           -----------------------------------------------------
Dated:
     --------------------------------------------------------------------------,
       1997

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND PROXY MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

     DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND, IF YOU ARE TENDERING ANY SHARES OR VOTING "FOR" THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO NEES, NARRAGANSETT, MERRILL LYNCH & CO., OR GEORGESON & COMPANY, INC.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED.

     This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Offer to Purchase and Proxy Statement (as defined below) or (c) Shares are being voted in connection with the Offer.

     Preferred Shareholders who wish to tender Shares but cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO NEES, NARRAGANSETT OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

PLEASE COMPLETE:

 [ ] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A HOLDER TENDERING SHARES PURSUANT TO THIS LETTER OF TRANSMITTAL AND PROXY MUST CHECK ONE
    OF THE FOLLOWING BOXES:

    [ ] A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed
    Amendment is included herein.

    [ ] A vote "FOR" the Proposed Amendment will be cast at the Special Meeting.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

---------------------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE
    FOLLOWING:

    Name of tendering institution:
                                  -----------------------------------------------------------
                                         (PLEASE PRINT)

    Check applicable box: [ ] DTC [ ] PDTC

    Account No.
               ------------------------------------------------------------------------------

    Transaction Code No.
                        ---------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering Preferred Shareholder(s):
                                                  -------------------------------------------

    -----------------------------------------------------------------------------------------
                                         (PLEASE PRINT)

    Date of execution of Notice of Guaranteed Delivery and Proxy:
                                                                 ----------------------------

    Name of institution that guaranteed delivery:
                                                 --------------------------------------------

    If delivery is by book-entry transfer:

    Name of tendering institution:
                                  -----------------------------------------------------------

    Account No.                                                        at [ ] DTC or [ ] PDTC
               --------------------------------------------------------     (CHECK ONE)

    Transaction Code No.
                        ---------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

    A HOLDER ELECTING TO TENDER SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND PROXY
    MUST CHECK ONE OF THE FOLLOWING BOXES:

    [ ] A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed
        Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    [ ] A duly completed, valid and unrevoked proxy indicating a vote "FOR" the Proposed
        Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    [ ] A vote "FOR" the Proposed Amendment will be cast at the Special Meeting.

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The above signed hereby tenders to NEES the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to NEES' offer to purchase any and all of the outstanding shares of the 4.50% Series of Preferred Stock (the Shares) of Narragansett, shown above as to which this Letter of Transmittal and Proxy is applicable at the purchase price per Share shown above (the Purchase Price), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated November 6, 1997 (the Booklet), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which together, constitute the Offer). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO NARRAGANSETT'S PREFERRED STOCK PROVISIONS AS PREVIOUSLY AMENDED ON MARCH 23, 1993 (THE PROVISIONS), AS SET FORTH IN THE BOOKLET (THE PROPOSED AMENDMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE BOOKLET). See Proposed Amendment and Proxy Solicitation, Terms of the Offer -- Extension of Tender Period; Termination; Amendments and Terms of the Offer -- Certain Conditions of the Offer in the Booklet.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the above signed hereby sells, assigns and transfers to, or upon the order of, NEES all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints IBJ Schroder Bank & Trust Company (the Depositary) the true and lawful agent and attorney-in-fact of the above signed with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of NEES, (b) present such Shares for registration and transfer on the books of Narragansett and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The above signed hereby represents and warrants that the above signed has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by NEES, NEES will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The above signed will, upon request, execute and deliver any additional documents deemed by the Depositary or NEES to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the above signed, and any obligations of the above signed hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the above signed. Except as stated in the Offer, this tender is irrevocable.

     The above signed understands that tenders of Shares pursuant to any one of the procedures described under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet and in the instructions hereto will constitute the above signed's acceptance of the terms and conditions of the Offer, including the above signed's representation and warranty that (a) the above signed has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act), and (b) the tender of such Shares complies with Rule 14e-4. NEES' acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the above signed and NEES upon the terms and subject to the conditions of the Offer.

     The above signed recognizes that, under certain circumstances set forth in the Booklet, NEES may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the above signed understands that certificate(s) for any Shares not tendered or not purchased will be returned to the above signed.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the above signed (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the above signed at the address shown below. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The above signed recognizes that NEES has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if NEES does not accept for payment any of the Shares so tendered.

PLEASE COMPLETE IF APPLICABLE:

             ------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                          SEE INSTRUCTIONS 4, 6, AND 7

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the above signed.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name
   ----------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)*

                        * SEE SUBSTITUTE FORM W-9 BELOW.

        Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility Account set forth below:

                           [ ] DTC          [ ] PDTC

   Account No.:

   ------------------------------------------------------
             ======================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                          SEE INSTRUCTIONS 4, 6, AND 7

        To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the above signed or to the above signed at an address other than that shown below the above signed's signature(s).

   Mail:  [ ] Check  [ ] Certificate(s) to:

   Name
   -----------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------

PREFERRED SHAREHOLDERS WHO HAVE LOST CERTIFICATES, PLEASE CALL NEW ENGLAND ELECTRIC SYSTEM'S SHAREHOLDER SERVICES DEPARTMENT, AT (800) 466-7215 FOR ASSISTANCE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in the Booklet and Instruction 10 to the Letter of Transmittal and Proxy, NEES will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $0.75 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer and for each Share not tendered but voted in favor of the Proposed Amendment (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, NEES will pay a solicitation fee of $0.50 per Share). Solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Manager and 20% to the Soliciting Dealer (which may be the Dealer Manager). However, a Soliciting Dealer will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:
-----------------------------------------------------------

Telephone Number of Broker or Financial Consultant:
-------------------------------------------------------

Identification Number (if known):
----------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered. (ATTACH ADDITIONAL LIST IF NECESSARY.)

                NAME OF BENEFICIAL OWNER                                 NUMBER OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                                         -

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer (unless such solicitation fee is directed to another Soliciting Dealer); (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by NEES; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the NASD), it has agreed to conform to the NASD's Rules of Fair Practice in making the solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

        (IF SHARES ARE BEING TENDERED AND/OR VOTED, PLEASE ALSO COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)

SIGN HERE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an Eligible Institution). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facilities of Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by NEES (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy (or facsimile thereof) and any other documents required by this Letter of Transmittal and Proxy must be received by the Depositary within three New York Stock Exchange (NYSE) trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet. A NYSE trading day is any day on which the NYSE is open for business.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See Terms of the Offer -- Number of Shares; Purchase Price; Expiration Date; Dividends in the Booklet. By executing this Letter of Transmittal and Proxy (or facsimile thereof), the tendering Preferred Shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO NARRAGANSETT'S PROVISIONS, AS SET FORTH IN THE BOOKLET. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND

ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote on the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the Proxy included in this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained within this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See Proposed Amendment and Proxy Solicitation in the Booklet. The Offer is being sent to all persons in whose name Shares are registered on the books of Narragansett on November 6, 1997 as well as to all persons in whose name Shares are registered on November 12, 1997, which is the Record Date. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date of such Shares. Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of Narragansett such holder's entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank, or if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences November 10, 1997 and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial holder.

     4. PARTIAL TENDERS. NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL AND PROXY AND NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the Tender and Proxy Documents) is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered or voted under either Tender and Proxy Document is held of record by two or more persons, all such persons must sign such Tender and Proxy Document. If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate Tender and Proxy Documents as there are different registrations of certificates.

     If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See
Instruction 1.

     If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to NEES of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, NEES will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the Special Cash Payment (as defined in the Booklet) and/or the sale of the Shares in the Offer. See Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends and Certain U.S. Federal Income Tax Considerations in the Booklet. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, and/or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Description of Shares Tendered," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering and/or voting Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number (TIN) on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8 unless exempt therefrom. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering and/or voting Preferred Shareholder to 31% Federal income tax backup withholding on the payment of the Purchase Price for the Shares or on the Special Cash Payment. The tendering and/or voting Preferred Shareholder may write "Applied For" in Part I of Substitute Form W-9 and sign the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in Part I of Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 is signed and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price for the Shares or the Special Cash Payment thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Booklet, this Letter of Transmittal and Proxy, or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at NEES' expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. Upon the terms and subject to the conditions of the Offer and pursuant to this Instruction, NEES will pay to designated brokers and dealers a solicitation fee of $0.75 per Share for each Share tendered, accepted for payment and paid for pursuant to the Offer and for each Share not tendered but voted in favor of the Proposed Amendment (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, NEES will pay a solicitation fee of $0.50 per Share, of which eighty percent (80%) shall be paid to the Dealer Manager and twenty percent (20%) to the Soliciting Dealer (which may be the Dealer Manager)). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as described below), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). This Letter of Transmittal and Proxy must include the name of an entity which obtained the tender or proxy and which is either (a) a broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer which is a member of a national securities exchange or of the NASD, (b) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) a bank or trust company (each of which is referred to herein as a Soliciting Dealer). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Shares or delivery of a proxy unless the Letter of Transmittal and Proxy accompanying such tender or delivery of a proxy designates such Soliciting Dealer. No solicitation fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or delivered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders. No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered or delivered for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or other nominee shall be deemed to be the agent of NEES, Narragansett, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy and tendering Shares or delivering a proxy as directed by beneficial owners thereof. No Soliciting Dealer is authorized to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than processing Shares tendered or forwarding to customers materials regarding the Offer.

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by NEES, in its sole discretion, and its determination shall be final and binding. NEES reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of NEES' counsel, be unlawful. NEES also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and NEES' interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as NEES shall determine. None of NEES, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly call New England Electric System's Shareholder Services Department at (800) 466-7215 for assistance. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate or tender such Shares. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless on or prior to the Expiration Date: (a) such procedures have been completed or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF A BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment, or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment, is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is such Preferred Shareholder's social security number. For businesses and other entities, the number is the Federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition,
(a) payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer or (b) Special Cash Payments made to a Preferred Shareholder with respect to Shares voted pursuant to the proxy solicitation may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

     If Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer or on Special Cash Payments, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to Federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer or on the Special Cash Payments. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code relating to payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional guidance on which number to report.

          SEE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9" FOR ADDITIONAL INSTRUCTIONS.

                                   SUBSTITUTE
                                    FORM W-9

----------------------------------------------------------------------------------------------
                PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY
----------------------------------------------------------------------------------------------

 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                    BOX AT RIGHT AND CERTIFY BY SIGNING AND   ----------------------
                             DATING BELOW.
                             ----------------------------------------  Social Security Number
 PAYER'S REQUEST FOR                                                        or Employer
 TAXPAYER IDENTIFICATION     NAME (Please Print)                           Identification
 NUMBER (TIN)                                                                  Number
                                                                       (If Awaiting TIN write
                            ----------------------------------------       "Applied for")
                                                                      ------------------------
 DEPARTMENT OF THE TREASURY  ADDRESS
 INTERNAL REVENUE SERVICE                                              PART II -- For Payees
                                                                      NOT   subject to backup
                             ----------------------------------------  withholding,   see the
                             CITY            STATE      ZIP CODE       "Guidelines for   Cer-
                                                                       tification of Taxpayer
                                                                        Identification Number
                                                                        on   Substitute Form
                                                                       W-9" and   complete as
                                                                         instructed therein
 ---------------------------------------------------------------------------------------------

 PART III -- CERTIFICATION: -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


      SIGNATURE                                      DATE                                 , 1997
                -----------------------------------  ------------------------------

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do not cross out item (2). Also see instructions in the enclosed Guidelines.
--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR"
                            IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  ----------------------------------------------    -----------------------------------  , 1997
  SIGNATURE                                         DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

     Any questions or requests for assistance or additional copies of the Booklet, this Letter of Transmittal and Proxy, the Notice of Guaranteed Delivery and Proxy or other materials may be directed to the Information Agent at the address and telephone number set forth below.

                    The Information Agent for the Offer is:

                                     (LOGO)
                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                        (800) 223-2064 (CALL TOLL-FREE)
                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 440-9800

     Preferred Shareholders may contact the Dealer Manager at its address and telephone number set forth below with any questions regarding the terms of the Offer and solicitation of proxies. In addition, Preferred Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer and solicitation of proxies.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                             WORLD FINANCIAL CENTER
                                250 VESEY STREET
                            NEW YORK, NEW YORK 10281
                           (888) ML4-TNDR (TOLL-FREE)
                           (888) 654-8637 (TOLL-FREE)